OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Supplement dated March 27, 2017 to the

Statutory Prospectus dated September 28, 2016

This supplement amends the Statutory Prospectus of Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), and is in addition to any other supplement(s).

Effective April 3, 2017:

1.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.69%	0.63%	0.63%	0.60%	0.36%
Total Annual Fund Operating Expenses	1.64%	2.33%	1.83%	1.30%	1.06%
Fee Waiver and/or Expense Reimbursement[2]	(0.49)%	(0.33)%	(0.33)%	(0.35)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	2.00%	1.50%	0.95%	0.85%
1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund's Board, the Manager has also contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.15% for Class A shares, 2.00% for Class C shares, 1.50% for Class R shares, 0.95% for Class Y shares and 0.85% for Class I shares as calculated on the daily net assets of the Fund. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

2.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example,” is deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$587	$925	$1,287	$2,302	$587	$925	$1,287	$2,302
Class C	$305	$704	$1,229	$2,671	$205	$704	$1,229	$2,671
Class R	$154	$548	$968	$2,140	$154	$548	$968	$2,140
Class Y	$97	$380	$684	$1,547	$97	$380	$684	$1,547
Class I	$87	$318	$567	$1,282	$87	$318	$567	$1,282

3.	In the section titled “How the Fund is Managed,” under the sub-section titled “Advisory Fees,” the first and second paragraphs are deleted in their entirety and replaced with the following:

Advisory Fees. Effective April 3, 2017, under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the fund grows: 0.70% of the first $500 million of average annual net assets of the Fund, 0.65% of the next $500 million, 0.60% of the next $4 billion and 0.58% of average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. Prior to April 3, 2017, under the investment advisory agreement, the Fund paid the Manager an advisory fee at the following annual rates: 0.75% of the first $500 million of average annual net assets of the Fund, 0.70% of the next $500 million, 0.65% of the next $4 billion and 0.60% of average annual net assets in excess of $5 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund’s advisory fee for fiscal year ended May 31, 2016 was 0.75% of average annual net assets, before any applicable waivers.

After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other unusual and infrequent expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.15% for Class A, 2.00% for Class C shares, 1.50% for Class R shares and 0.95% for Class Y shares, and 0.85% for Class I shares, as calculated on the daily net assets of the Fund. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus. The Fund’s annual operating expenses may vary in future years.

March 27, 2017	PS1360.005